                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  CRSS INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               TIMOTHY R. DUNNE
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------
     (3) Filing party:

- - --------------------------------------------------------------------------------
     (4) Date filed:

- - --------------------------------------------------------------------------------


- - ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   CRSS INC.
                        1177 WEST LOOP SOUTH, SUITE 800
                           HOUSTON, TEXAS 77027-9096

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 1994

To Our Stockholders:

     The Annual Meeting of Stockholders of CRSS Inc. will be held in the Company's offices at 1177 West Loop South, Lobby Level, Houston, Texas on Thursday, October 27, 1994, at 9:30 A.M., Houston, Texas time, for the following purpose:

          (1) To elect a Board of Directors of seven (7) members.

          (2) To adopt amendments to the 1990 Long-Term Incentive Compensation Plan.

          (3) To transact such other business as may properly be brought before the meeting.

     The Board of Directors has fixed the close of business on September 7, 1994, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof, and only stockholders of record at said time and on said date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. The presence at the meeting in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote is required for a quorum.

     Management sincerely desires your presence at the meeting. However, so that we may be sure that your vote will be included, please sign and return the enclosed Proxy promptly. If you attend the meeting, you may revoke your Proxy and vote in person.

                                          By Order of the Board of Directors,

                                          Timothy R. Dunne, Secretary

Dated: September 21, 1994
Houston, Texas

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                   CRSS INC.
                        1177 WEST LOOP SOUTH, SUITE 800
                           HOUSTON, TEXAS 77027-9096

                                PROXY STATEMENT

                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement and the accompanying proxy card are furnished by CRSS Inc. (hereinafter called "CRSS" or "the Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders, or any adjournment thereof, to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The cost of solicitation of proxies will be paid by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $4,000 plus reimbursement of expenses. Solicitation will be by mail, and proxy material will be mailed to stockholders on or about September 21, 1994.

     The enclosed proxy card, even though executed and returned, may be revoked at any time prior to the voting of the proxy card by written notice to the Company's Secretary at the address shown above. A stockholder may also revoke a proxy card by attending the meeting and voting in person by ballot. A stockholder may also revoke a proxy card by executing a proxy card bearing a later date, in which case the later proxy card shall supersede the prior proxy card. Proxy cards properly executed and received prior to the meeting will be voted in accordance with the specifications made thereon, or, if no specifications are made, in favor of the nominees listed in "Election of Directors" and in favor of the Proposal described under "Proposal to Adopt Amendments to the 1990 Long-Term Incentive Compensation Plan", and otherwise in accordance with the judgment of the persons designated as proxies on the enclosed proxy card (the "Proxies").

     Abstentions may be specified on all proposals to be voted on except the election of directors and will be counted as present for the purposes of the item on which the abstention is noted. Abstentions will have the effect of a negative vote on the proposal to adopt certain amendments described under "Proposal to Adopt Amendments to the 1990 Long-Term Incentive Compensation Plan." Broker non-votes will have no effect on the outcome of any of the matters to be voted on by the stockholders at the Annual Meeting. Except in these two circumstances, or unless otherwise instructed, the enclosed proxy will be voted in favor of the nominees listed in "Election of Directors" and in favor of the Proposal described under "Proposal to Adopt Amendments to the 1990 Long-Term Incentive Compensation Plan."

                       VOTING SECURITIES AND RECORD DATE

     Holders of record of Common Stock, $1 par value ("Common Stock"), of the Company at the close of business on September 7, 1994, the record date for those entitled to notice of the meeting, will be entitled to vote at such meeting. On such date, the Company had outstanding and entitled to vote 12,965,663 shares of Common Stock. The holders of Common Stock as of the record date will be entitled to one vote per share. Other than the Common Stock, the Company has no class of voting securities outstanding. The presence at the meeting in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum.

     The following table sets forth information as of September 7, 1994, with respect to any person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock, which is the only class of voting securities. Except as otherwise indicated, such persons have sole voting and investment power with respect to their shares.

                                                                       AMOUNT
                                                                    BENEFICIALLY     PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNED        OF CLASS
                 ------------------------------------               ------------    ---------
    State of Wisconsin Investment Board...........................  1,123,500        8.66%
    P. O. Box 7842
    Madison, WI 53707

    Brinson Partners, Inc.........................................    978,282        7.54%
    209 South LaSalle Street
    Chicago, IL 60604

    Capital Research and Management Company.......................    720,000        5.55%
    333 South Hope Street
    Los Angeles, CA 90071

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A Board of Directors is to be elected. Each director will hold office until the next Annual Meeting of Stockholders, or until his successor shall be elected and qualified.

     The By-Laws of the Company provide that the number of directors elected shall be set by the incumbent Board or by the stockholders, but shall not be less than three. The present Board has resolved that seven (7) directors will comprise the Board, and it is the intention of the Proxies to vote for the election of the nominees listed in the table below, each of which is a nominee for director of the Board. Each of the nominees is a member of the present Board and was elected at the Annual Meeting of Stockholders on October 28, 1993 to serve until the next Annual Meeting of Stockholders, or until his successor shall be sooner elected and qualified, except for Larry E. Temple who was elected to the Board by the Board of Directors on January 27, 1994. Although management of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the meeting, the Proxies will vote the proxies in accordance with their best judgment. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office, and to the knowledge of the Board of Directors, each nominee intends to serve his entire term.

     A plurality vote of the holders of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote is required to elect each director. Consistent with Delaware law, the Company permits stockholders entitled to vote for the election of directors to withhold authority to vote for all nominees for directors or to withhold authority to vote for certain nominees for directors.

     The names, ages and principal occupations of the present directors, all of whom are nominees for election as directors, together with the number of shares of Common Stock of the Company beneficially owned directly or indirectly by each of them at September 7, 1994, are as follows. Unless otherwise indicated, such persons have held the principal occupations reflected below for more than the past five years. Such persons have sole voting and investment power with respect to their shares.

                                                                                        SHARES         PERCENT OF
                                       PRESENT PRINCIPAL OCCUPATION       DIRECTOR   BENEFICIALLY     OUTSTANDING
    NOMINEE AND (AGE)                 AND POSITIONS WITH THE COMPANY       SINCE       OWNED(1)         SHARES
    -----------------                 ------------------------------       -----       -------          ------
Bruce W. Wilkinson (50).........   Chairman of the Board of the Company    1981        350,495          2.70%
                                     since 1989; President of the
                                     Company from 1992 to 1994;
                                     Chairman of the Nominating
                                     Committee of the Company since
                                     1994; Chief Executive Officer
                                     since 1982; President of the
                                     Company from 1982 until 1989;
                                     Senior Vice President/Finance and
                                     Treasurer of the Company from 1981
                                     to 1982; Vice President/Finance
                                     upon joining the Company in 1978.
                                     Member, Board of Directors, of
                                     Triten Corporation since 1990.
Thomas A. Bullock (71)..........   Chairman of the Executive Committee     1971         43,130            *
                                     of the Company since 1989; Chairman
                                     of the Nominating Committee of the
                                     Company from 1989 to 1994; Chair-
                                     man of the Board of the Company
                                     from 1971 until 1989; Company
                                     Founder; Officer of the Company or
                                     its predecessors from 1950 until
                                     November 1, 1987; and Adjunct
                                     Professor at Texas A&M University
                                     since December 1991.
C. Herbert Paseur (68)..........   Chairman of the Executive Committee     1971         82,288            *
                                     from 1981 until 1989; Consultant
                                     to the Company; Private Investor;
                                     Company Founder; Officer of the
                                     Company or its predecessors from
                                     1961 until 1971; President and
                                     Chief Executive Officer of the
                                     Company from 1971 to 1981.
Mike A. Myers (58)..............   Chairman of the Audit Committee of      1983          5,000            *
                                     the Company since 1982; Chairman of
                                     Myers Development Corporation (a
                                     real estate development company)
                                     since its formation in 1972;
                                     Chairman of Myers Bancshares, Inc.
                                     since 1981.

                                             (Table continued on following page)

                                                                                         SHARES         PERCENT OF
                                       PRESENT PRINCIPAL OCCUPATION       DIRECTOR    BENEFICIALLY     OUTSTANDING
    NOMINEE AND (AGE)                 AND POSITIONS WITH THE COMPANY       SINCE        OWNED(1)         SHARES
    -----------------                 ------------------------------       -----        --------         ------
John M. Seidl (55)..............   Chairman of the Compensation Commit-    1988          1,500          *
                                     tee of the Company since August
                                     1993; Member of the Board of
                                     Directors, President and CEO of
                                     Cellnet Data Systems, Inc. (a
                                     wireless communications company)
                                     since 1994; Chairman of the Board
                                     and Chief Executive Officer of
                                     Kaiser Aluminum Corporation (a
                                     fully integrated international
                                     aluminum company listed on the New
                                     York Stock Exchange) from January
                                     1989 to January 1993; President of
                                     MAXXAM Inc. (a natural resources
                                     company listed on the American
                                     Stock Exchange) from September
                                     1990 to January 1993; President,
                                     Chief Operating Officer and
                                     Director of Enron Corp. (a
                                     publicly-held integrated oil and
                                     gas production and transmission
                                     company) from May 1986 until
                                     January 1989; Executive Vice
                                     President of Enron Corp. from 1985
                                     to 1986; Member of the Board of
                                     Directors of J. B. Poindexter &
                                     Co. since 1994; Member of the
                                     Board of Directors of St. Mary
                                     Land and Exploration Company since
                                     1994.
Ben R. Stuart (59)..............   President and Chief Executive           1993          1,000          *
                                     Officer of Dresser-Rand Company (a
                                     manufacturer of compressors,
                                     turbines and electric motors)
                                     since March 1992. Since 1988,
                                     Senior Vice President -- Opera-
                                     tions of Dresser Industries, Inc.
                                     (a manufacturer of drilling,
                                     mining and energy processing
                                     equipment). Mr. Stuart joined
                                     Dresser Industries in 1957 and has
                                     held several positions, including
                                     the President's position of four
                                     (4) different operating divisions.

                                             (Table continued on following page)

                                                                                                  SHARES        PERCENT OF
                                       PRESENT PRINCIPAL OCCUPATION                DIRECTOR    BENEFICIALLY     OUTSTANDING
    NOMINEE AND (AGE)                 AND POSITIONS WITH THE COMPANY                SINCE        OWNED(1)         SHARES
    -----------------                 ------------------------------                -----        -------          ------
Larry E. Temple (59)............   Attorney in private practice since               1994           5,000            *
                                     1986; Member of the Board of
                                     Directors of Temple-Inland, Inc.
                                     (a publicly held forest products
                                     company); Member of the Board of
                                     Directors of Guaranty Federal
                                     Bank, F.S.B; served as Chairman of
                                     the Texas Select Committee on
                                     Higher Education; member of the
                                     Texas Guaranteed Student Loan Cor-
                                     poration. Mr. Temple also serves
                                     on several boards of the
                                     University of Texas, and as a
                                     member of the Board of the Lyndon
                                     B. Johnson Foundation. Mr. Temple
                                     formerly served as Special Counsel
                                     to President Lyndon B. Johnson
                                     from 1967 to 1969, and as an Exec-
                                     utive Assistant to Texas Governor
                                     John Connally from 1963 to 1967.
All Directors and Executive Officers (12 individuals) as a Group(2)(3)..............             774,247          5.97%

- - ---------------

 *   Owns less than 1.00% of outstanding shares.

(1) The above information as to the number of shares beneficially owned as of September 7, 1994, has been furnished by the respective directors and executive officers. It includes shares and/or options held directly or in the names of spouses, children, or trusts, as to which beneficial ownership is disclaimed. Under the regulations of the Securities and Exchange Commission, shares listed include those which the individuals have the right to acquire through the exercise of stock options within 60 days following September 7, 1994.

(2) At September 7, 1994, Mr. Wilkinson had the right to acquire 296,964 shares and all other directors and executive officers of the Company had the right to acquire 241,779 shares through the exercise of stock options within 60 days following September 7, 1994. Executive officer shares includes Messrs. Martin and Perrone who were executive officers of the Company as of June 30, 1994 but resigned from their positions effective July 29, 1994.

(3) Set forth below is the beneficial ownership, as of September 7, 1994 of individuals who were executive officers of the Company as of June 30, 1994:

                                                                        SHARES         PERCENT OF
                                                                     BENEFICIALLY     OUTSTANDING
                           EXECUTIVE OFFICER                           OWNED(1)         SHARES
                           -----------------                           --------         ------
    James T. Stewart...............................................     75,148            *
    Craig L. Martin................................................     76,554            *
    William J. Gardiner............................................     43,850            *
    Frank A. Perrone...............................................     72,178            *

     Messrs. Stewart, Martin, Gardiner and Perrone had the right to acquire upon exercise of stock options within 60 days following September 7, 1994, 65,436, 66,139, 36,100 and 56,000 shares, respectively.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held six (6) meetings during the fiscal year ended June 30, 1994. The Board has appointed and there now exist the following standing Board Committees: Executive, Audit, Compensation and Nominating.

     Messrs. Bullock (Chairman), Wilkinson, Paseur and Seidl comprise the Executive Committee. The Executive Committee held eight (8) meetings in fiscal year 1994. The function of the Executive Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between regular meetings of the Board.

     The Audit Committee was comprised of Messrs. Myers (Chairman), Denman and Stuart. The Audit Committee's principal responsibilities are to review the scope and results of audits by the Company's independent auditors, the scope of other services performed by the independent auditors and the cost of such services. Additionally, the Audit Committee reviews reports prepared by the internal audit department relating to specific audit programs and internal accounting controls. The Audit Committee recommends to the Board, for its appointment, independent certified public accountants to audit the Company's books, records and accounts. During fiscal year 1994, the Audit Committee held four (4) meetings.

     The Compensation Committee was comprised of Messrs. Seidl (Chairman), Bullock and Stuart. The Compensation Committee has as its function the review and approval of compensation for senior management of the Company and the approval of various incentive plans developed by Management. This Committee held four (4) meetings during fiscal year 1994.

     The Nominating Committee is comprised of Messrs. Wilkinson (Chairman), Bullock, Denman and Seidl. The Nominating Committee's principal function is to select and propose individuals for nomination to the Company's Board of Directors. This Committee held one (1) meeting during fiscal year 1994.

     All directors who are not employees of the Company were paid directors' fees at an annual rate of $18,000 (in quarterly payments), plus $1,000 for each Board meeting and $750 for each Committee meeting attended in fiscal year 1994.

     There are no family relationships among any of the directors and officers of the Company.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER INFORMATION

     The following table shows, for the fiscal years ended June 30, 1994, 1993, and 1992, the cash compensation paid by the Company, as well as certain other compensation awarded, paid or accrued for those years, to each of the Chief Executive Officer and the four other most highly paid executive officers of the Company serving as such as of the end of fiscal year 1994 that received compensation from the Company. In the event an individual did not serve as an executive officer of the Company for the entire three (3) year period, information is only provided for the year(s) in which the individual served as an executive officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                --------------------------------
                                                   ANNUAL COMPENSATION
                                              -----------------------------            AWARDS            PAYOUTS
                                                                     OTHER     -----------------------   -------       ALL
                                                                    ANNUAL     RESTRICTED   SECURITIES    LTIC        OTHER
                                                                    COMPEN-      STOCK      UNDERLYING    PLAN        COMPEN-
         NAME AND PRINCIPAL                   SALARY      BONUS     SATION      AWARDS(D)    OPTIONS/    PAYOUTS     SATION(F)
              POSITION                YEAR      ($)        ($)        ($)         ($)        SARS(#)       ($)         ($)
         ------------------           ----    -------    -------    -------    ----------   ----------   -------     --------
Bruce W. Wilkinson
  Chairman, President and Chief
  Executive Officer(g)..............  1994    325,000    175,000         --          --       10,000          --      4,559
                                      1993    300,000    150,000         --          --           --          --      4,498
                                      1992    300,000      1,986         --     134,875       50,000          --      4,364
James T. Stewart
  President and Chief Executive
  Officer of CRSS Capital,
  Inc.(g)...........................  1994    195,000    124,800         --          --       41,636     749,600(e)   4,559
Craig L. Martin
  Senior Vice
  President/Operations(a)...........  1994    172,500     86,250         --          --        6,139     121,972(e)   4,559
                                      1993    172,500     86,250         --          --           --          --      3,733
                                      1992    143,500     65,590         --     103,750       70,000      40,076      4,356
William J. Gardiner
  Senior Vice President, Chief
  Financial Officer and
  Treasurer(b)......................  1994    150,000     75,000         --          --       27,100     398,380(e)   4,500
                                      1993    140,000    101,000(c)      --          --       22,500          --      3,790
Frank A. Perrone
  Vice President, General Counsel
  and Corporate Secretary(a)........  1994    115,000     32,200         --          --           --          --      4,559
                                      1993    115,000     25,000         --          --           --          --      3,450
                                      1992    109,500     24,145         --      15,563        5,000          --      3,328

- - ------------

(a) Messrs. Martin and Perrone resigned from their positions shown above on July 29, 1994.

(b) Mr. Gardiner became an executive officer of the Company on August 25, 1992. The amounts disclosed represent all of Mr. Gardiner's compensation paid by the Company during fiscal year 1993.

(c) Includes a $45,000 project bonus for Mr. Gardiner related to completion of project development activities and term financing for the Appomattox Cogeneration facility in October 1992.

(d) Twenty percent (20%) of the restricted stock award vests on the date of award (January 29, 1992) and twenty percent (20%) vests each year thereafter. Dividends are paid on restricted stock awards. The aggregate values of the restricted stock holdings at June 30, 1994 for Messrs. Wilkinson, Stewart, Martin, Gardiner and Perrone are $55,900, $0, $43,000, $0, and $6,450, respectively.

(e) In August, 1993, the Performance Grant Units issued pursuant to the Company's 1990 Long Term Incentive Compensation Plan and related to the performance of CRSS Capital, Inc. were redeemed. In conjunction with this redemption, $333,139, $52,935 and $176,993 was paid to Messrs. Stewart, Martin and Gardiner, respectively. The remaining $416,461, $69,037 and $221,387 due to Messrs. Stewart, Martin and Gardiner, respectively, will be paid by December 30, 1994.

(f) Other compensation amounts represent the Company match contribution to the Company's 401(k) Savings and Investment Plan.

(g) Mr. Wilkinson resigned as President of the Company on August 25, 1994. On that same date, Mr. Stewart was named to that position.

STOCK OPTIONS

     The following table sets forth information concerning the grant of stock options made during fiscal year 1994 under the Company's Long-Term Incentive Compensation Program to the named executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                % OF TOTAL
                                               OPTIONS/SARS                                       GRANT
                                 OPTIONS/       GRANTED TO      EXERCISE OR                        DATE
                                   SARS        EMPLOYEES IN      BASE PRICE      EXPIRATION      PRESENT
NAME                            GRANTED(#)     FISCAL YEAR       ($/SHARE)          DATE          VALUE
- - ----                            ----------     ------------     ------------     ----------     ----------
Bruce W. Wilkinson.............  10,000(a)          4               9.00           7/29/04       45,700(b)
James T. Stewart...............  41,636(a)         18               9.00           7/29/04      190,277(b)
Craig L. Martin................   6,139(a)          3               9.00           7/29/04       28,055(b)
William J. Gardiner............  27,100(a)         11               9.00           7/29/04      123,847(b)
Frank A. Perrone...............      --            --                 --                --           --

- - ---------------

(a) All share options were granted July 29, 1993 and vest one year from date of grant, or July 29, 1994, and expire ten years from vesting date.

(b) Grant date present value is based upon the Black-Scholes option pricing model. The Black-Scholes option value was based upon the following assumptions: (i) a dividend yield of 1.23%, (ii) a volatility factor of 0.3986, (iii) a 6.10% risk free rate of return, (iv) options exercised 10 years from vesting date, and (v) a discount rate of 3% per year during the 1-year vesting period to reflect the risk of forfeiture on unvested stock options. These assumptions were based upon 3 years of historical monthly trading data and typical executive turnover rates in the market.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the named executive officers, concerning the exercise of options during the fiscal year 1994 and unexercised options held as of June, 1994.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF              VALUE OF UNEXERCISED
                                                            UNEXERCISED                IN-THE-MONEY
                                                              OPTIONS                   OPTIONS AT
                            SHARES                          AT FY-END(#)                 FY-END($)
                          ACQUIRED ON     VALUE      --------------------------  --------------------------
NAME                      EXERCISE(#)   REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- - ----                      -----------   -----------  -----------  -------------  -----------  -------------
Bruce W. Wilkinson......    30,000        172,500      286,964       30,000         398,200       21,500
James T. Stewart........        --             --       23,800       55,636          20,800      104,063
Craig L. Martin.........        --             --       60,000       34,139         164,025       65,343
William J. Gardiner.....        --             --        9,000       40,600          23,400       58,725
Frank A. Perrone........        --             --       56,000        2,000          14,288          400

             DESCRIPTION OF COMPANY'S EXECUTIVE COMPENSATION POLICY
                  AND THE FACTORS AND CRITERIA IN ESTABLISHING
                  THE COMPANY'S EXECUTIVE OFFICER COMPENSATION

     The Company's policy concerning executive officer compensation is based on the necessity of retaining officers displaying the following attributes: (i) versatility in responding to the changing conditions of several distinct markets, of which all but CRSS Capital's market are highly cyclical; (ii) ability, experience and background to maintain a high level of credibility with CRSS Services' and CRSS Capital's clients; and (iii) commitment and discipline to perform a variety of executive functions due to the relatively small number of Company executive officers.

     The Company's operating and financial performance is the major executive officer compensation criterion. In order to achieve an executive officer compensation program that is performance based, overall executive officer compensation is made up of three (3) major components: base salary, annual bonus and long-term incentive compensation, with the latter two (2) components tied, directly or indirectly, to the Company's operating and financial performance. It is the Compensation Committee's intention to establish executive officer base salaries at levels which are generally competitive (i.e. at or near the median level of those of comparable companies). Although the Company's chief executive officer and other executive officers base salaries are believed to be competitive, the Compensation Committee believes the fiscal year 1994 base salaries fall somewhat below the median salaries for chief executive officers and other executive officers of comparably sized companies in the general industry, engineering and construction, and independent power categories.

     The second major component of executive officer compensation consists of an annual bonus from the Senior Management Incentive Award Plan. The annual Senior Management Incentive Award Plan bonus for each individual executive officer is calculated as the product of the individual officer's target bonus amount multiplied by the ratio of the Company's, or CRSS Capital, Inc.'s in the case of Mr. Stewart, actual performance for the year end as compared to the Operating and Financial Plan ("Plan") for the same fiscal year. The Compensation Committee establishes the target bonuses at the beginning of each fiscal year. The fiscal year 1994 bonus targets were 50%, 50%, 50%, 40% and 35% of base salary for Messrs. Wilkinson, Stewart, Martin, Gardiner and Perrone, respectively, and are redetermined each year by the Compensation Committee based on the individual's ability to impact the financial results for the Company. The Board of Directors approves the Company's Plan at the beginning of each fiscal year. The actual bonus varies linearly with actual Company performance between 50% and 150% of Plan. For Company performance below 75% of Plan, bonus payments are only made at the discretion of the Compensation Committee. For Company performance below 50% of Plan, no bonus is paid. The annual bonus is capped at the amount established when Company performance is 150% of the Plan.

     Each year, the Compensation Committee also authorizes the Chief Executive Officer to distribute certain amounts from the Discretionary Bonus Plan. Bonuses from this plan reward employees for unusual effort benefiting the Company when circumstances are such that normal compensation is inadequate in the opinion of the Chief Executive Officer. All Company employees are eligible for this Plan. No Discretionary Bonus Plan bonuses were paid in fiscal year 1994 to executive officers.

     Based on fiscal year 1994 results, the five most highly compensated executive officers' overall cash compensation (base salary plus bonus) for fiscal year 1994 was believed to be somewhat below the median amounts for comparably sized general industry, engineering and construction, and independent power companies.

     The third major component of executive officer compensation consists of long term incentive awards, which may include restricted stock, stock options, and performance awards issued pursuant to the Company's 1990 Long Term Incentive Compensation Plan. Awards, which generally vest over 4-5 years, are issued at the discretion of the Compensation Committee and are typically issued to executive officers at a frequency of every 2-4 years. Due to recent Company stock prices, the annualized present value of executive officer long term incentive compensation calculated pursuant to the Black Scholes Option Pricing Model is also believed to be somewhat below the median amounts for comparably sized general industry, engineering and construction, and independent power companies.

     We believe the Company and its shareholders received significant value for the services of its executive officers in fiscal year 1994. We also believe that executive officer compensation for fiscal year 1994 was reasonable and in accordance with the overall objective of retaining highly skilled and motivated executive officers at reasonable compensation levels which reflect both the individual's contribution to the Company's performance and actual Company performance itself.

     In July 1994, the Company sold substantially all of CRSS Services, Inc., its design, engineering and construction management subsidiaries, leaving the independent power subsidiary, CRSS Capital, Inc., as the sole operating unit of the Company. Consistent with the Company's decision to focus exclusively on the independent power industry in the future, the Company's compensation policy focus will shift to that of a company operating solely in that industry.

                                      Respectfully submitted by the Compensation
                                      Committee:

                                      John M. Seidl, Chairman
                                      Thomas A. Bullock
                                      Ben R. Stuart

September 1, 1994

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Seidl, Bullock and Stuart are the only persons who have served on the Compensation Committee of the Board of Directors at any time during the 1994 fiscal year. No member of the Compensation Committee was, during the 1994 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, except that Mr. Bullock served as an officer of the Company and its predecessors as set forth under "Proposal No. 1 -- Election of Directors," or had any relationships with the Company requiring disclosure by the Company under Item 404 of Regulation S-K.

     During the Company's 1994 fiscal year, no executive officer of the Company served as (i) a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company's Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Company's Compensation Committee, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

PERFORMANCE GRAPH

                     COMPARISON OF CUMULATIVE TOTAL RETURN
           Among CRSS Inc., S&P 500 Index, S&P Engineering (ENG) and
       Construction (CONSTR) Index and Independent Power Companies (IPC):

                                    (VELOX)

     In July 1994, the Company sold its design, engineering and construction management subsidiaries, leaving the independent power subsidiary, CRSS Capital, Inc., as the sole operating subsidiary of the Company. Consistent with the Company's decision to focus exclusively on the independent power industry, beginning next year the Company will change its performance graph comparison to include only the IPC peer group. The selected IPC peer group consists of publicly-traded, non-utility companies in the independent power and cogeneration industry: AES Corporation, California Energy, Destec Energy, Magma Power and Sithe Energies. In this year of transition, the S&P ENG and CONSTR index is provided for comparison purposes.

     The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested June 30, 1989 in CRSS Inc., S&P 500, S&P ENG and CONSTR and the IPC Peer Group with investment weighted on the basis of market capitalization.

EMPLOYMENT AGREEMENTS

     Mr. Bruce W. Wilkinson is a party to an employment agreement as amended on July 27, 1989, with the Company for a term ending June 30, 1995, which term is automatically extended an additional year on June 30 of each year if the Company or the executive has not otherwise notified the other.

     Under the terms of the above employment agreement, if the Company terminates the executive's employment other than for cause, or the executive terminates his employment for good reason (as hereinafter defined), then the Company shall continue to pay the executive his salary for the duration of the term of his Employment Agreement (but in no event for less than twelve months following the date of such termination) and shall maintain the executive's participation for such period in all employee benefit plans in which the executive was entitled to participate at the time of his termination. If within three years after a change in control, the Company terminates the executive's employment (other than for cause) or the executive terminates employment with the Company for good reason, the Company shall pay to the executive a cash amount equal to 2.5 multiplied by the sum of the executive's annual base salary and aggregate bonus for the 12-month period prior to the change in control or prior to such termination (whichever is greater). If the payments and benefits that the executive has a right to receive would result in "excess parachute payments" (as defined in the Internal Revenue Code of 1986, as amended), and the executive would be required to pay an excise tax pursuant to the Code in respect of such payments and benefits, the Company shall also pay the executive an additional amount such that the executive would retain the amount of such payments and benefits as if such excise tax had not been payable thereon. Termination for good reason includes termination or resignation after certain events, such as a demotion, the assignment to the executive of any duties or responsibilities that are inconsistent with the executive's position, layoff or involuntary termination (except for cause or as a result of the executive's retirement, disability or death), a reduction in compensation or benefits, the failure of any acquiror of the Company to assume the employment contract and a breach of the Company's obligations under the employment contract. If the executive terminates employment with the Company for reasons other than good reason, as defined above, the Company shall pay the executive compensation accrued through the date of termination and the Company shall then have no further obligations to the executive under the agreement.

     If a change in control had occurred on September 7, 1994, and if Mr. Wilkinson had been terminated without cause or terminated his employment for good reason on such date, he would have been entitled to receive (assuming no excise tax were payable) approximately $1,250,000.

     Mr. James T. Stewart is a party to an employment agreement with CRSS Capital, Inc. dated July 1, 1989.

     Under the terms of this employment agreement, if the Company terminates the executive's employment other than for cause, or the executive terminates his employment for good reason (as hereinafter defined), then the Company shall continue to pay the executive his salary for twelve months and shall maintain the executive's participation for such period in all employee benefit plans in which the executive was entitled to participate at the time of his termination. Termination for good reason includes termination or resignation after certain events, such as a demotion, the assignment to the executive of any duties or responsibilities that are inconsistent with the executive's position, layoff or involuntary termination (except for cause or as a result of the executive's retirement, disability or death), a reduction in compensation or benefits, the failure of any acquiror of the Company to assume the employment contract and a breach of the Company's obligations under the employment contract. If the executive terminates his employment with the Company for reasons other than good reason, as defined above, the Company shall pay the executive for compensation accrued through the date of termination and the Company shall then have no further obligations to the executive under the agreement.

     If Mr. Stewart had been terminated without cause or terminated his employment for good reason on September 7, 1994, he would have been entitled to receive approximately $195,000 plus the amount of aggregate annual bonus Mr. Stewart would have earned had he been employed with CRSS Capital, Inc. through June 30, 1995.

     Messrs. Craig L. Martin and Frank A. Perrone were each parties to employment agreements dated March 1, 1992 and July 1, 1990, respectively. Messrs. Martin and Perrone resigned from their positions on July 29, 1994 and the Company's obligations thereunder were terminated.

CERTAIN TRANSACTIONS

     Mr. Thomas A. Bullock and Mr. C. Herbert Paseur, both members of the Company's Board of Directors, received $78,390 and $37,759, respectively, in fiscal year 1994 from the Company's terminated defined benefit Retirement Plan.

     Messrs. Bullock and Paseur were paid $38,409 and $88,545, respectively, in fiscal year 1994 pursuant to the terms of the Senior Executive Officer Early Retirement Plan.

     There are certain indemnification agreements in effect between the Company and its directors as approved by the Company's stockholders at the 1986 Annual Meeting. At the 1989 Annual Meeting, the Company's stockholders approved amendments to the Company's Certificate of Incorporation and By-Laws further expanding the indemnification of the Company's directors and officers as permitted by Delaware law.

                             EXISTING BENEFIT PLANS

     Set forth below is certain information with respect to the Company's other existing benefit plans and the participation of certain individuals in such plans. Stockholders are not being asked to take any action with respect to these existing plans, with the exception of the 1990 Long Term Incentive Compensation Plan.

SENIOR MANAGEMENT DEFERRED COMPENSATION PLAN

     The Senior Management Deferred Compensation Plan (the "Deferred Compensation Plan") was adopted in 1987 pursuant to stockholder approval to offer to certain key employees of the Company, its subsidiaries and affiliates the opportunity to participate in a savings plan on a tax-deferred basis. Only management employees who have an annual salary of $90,000 or more (subject to annual adjustment for cost-of-living increases), exclusive of bonuses and incentive compensation, are eligible to participate in the Deferred Compensation Plan.

     Each participant is entitled to defer from one percent (1%) to one hundred percent (100%) of his total annual compensation (including bonuses and incentive compensation). The amount of compensation deferred is credited to a deferral account. Accruals to a participant's deferral account are based on the performance of one or more investment vehicles selected by each participant from among a group of investment vehicles designated by the Administrative Committee of the Deferred Compensation Plan to serve as indices for determining the value of such accruals.

     A participant may also elect to defer awards made under the 1990 Long-Term Incentive Compensation Plan. In the case of restricted stock Awards or other Awards involving property, the number of shares in the deferred Award is credited to a share account for the participant. An amount equal to any cash dividends that would have been paid on such shares had they been delivered to the participant is credited to a dividend account for the participant (together with interest on the dividend account at a rate designated by the Administrative Committee), and the amount of any dividends paid in Common Stock is credited to his or her dividend account. At the time that the accounts are distributable to the participant, the dividend account will be distributed in cash and the share account will be distributed in Common Stock.

     Distributions under the Deferred Compensation Plan are made only in the event of termination of the participant's employment with the Company, or in the event of a change of control, or with the consent of the Administrative Committee on an earlier future date or dates, and in limited cases of severe hardship. All distributions in respect of deferral accounts are made in cash, except that amounts credited to share accounts are distributed in Common Stock. All distributions with respect to matching accounts (for the twenty percent (20%) Company matching contributions made through January 1, 1990, at which time all further Company matching was terminated) are made, at the sole discretion of the Administrative Committee, in either cash or Common Stock.

     As indicated above, no Company matching contributions have been made since January 1, 1990.

COMPANY 401(K) SAVINGS AND INVESTMENT PLAN

     The 401(k) Plan is a Company-sponsored savings and investment plan. The purpose of the 401(k) Plan is to enable employees of the Company to accumulate savings on a tax-deferred basis and also to acquire an equity interest in the Company through the investment of the Company's matching contributions in Common

Stock. All employees of the Company are eligible to participate in the 401(k) Plan after one (1) month of employment.

     Under the 401(k) Plan, eligible employees may contribute from one percent (1%) to fifteen percent (15%) of base salary in increments of one-half percent ( 1/2%) and the Company makes a matching contribution equal to fifty percent (50%) of the employee's contribution, up to six percent (6%) of eligible compensation.

     The 401(k) Plan allows the Plan trustee to invest Company matching contributions in Company Common Stock.

SENIOR MANAGEMENT INCENTIVE AWARD AND DISCRETIONARY BONUS PLAN

     The Company presently has in effect a Senior Management Incentive Award and Discretionary Bonus Plan which provides for payment of cash bonuses. Pursuant to this compensation program, officers, inside directors and other key management personnel have received bonuses based upon the profitability of each of the operating units and the Company on a consolidated basis and for other specific goal oriented achievements. However, directors who are not otherwise employed by the Company or an operating unit are not eligible to receive bonuses under such Plan. All determinations of amounts of bonuses pursuant to this Plan are made by the Compensation Committee.

SENIOR EXECUTIVE OFFICER EARLY RETIREMENT PLAN

     The Senior Executive Officer Early Retirement Plan ("Early Retirement Plan") was established to provide special supplemental retirement benefits to senior executive officers who have been employed by the Company for at least 25 years and have held such rank for at least ten years. The Early Retirement Plan provides that eligible senior executive officers who retire after age 55 and before reaching age 65 receive 1/2 of their final salary for life; however, as they become eligible to collect benefits under the terminated CRS Sirrine, Inc. Retirement Plan or Social Security retirement benefits, their benefits under this Early Retirement Plan will be reduced by such amounts. There are six (6) participants receiving benefits under this Early Retirement Plan.

     Presently, no further participation in the Early Retirement Plan is allowed.

     The only officers or directors presently receiving benefits under this Plan are Messrs. Thomas A. Bullock and C. Herbert Paseur. Such amounts are listed elsewhere in this Proxy Statement under the caption "Certain Transactions".

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Supplemental Executive Retirement Plan (the "Supplemental Retirement Plan") was adopted in 1987 to assist the Company in attracting and retaining highly qualified employees by providing for supplemental retirement and death benefits for senior management of the Company who perform duties which are essential for the successful operation of the Company. Participants in the Supplemental Retirement Plan consist of employees approved for participation by the Board of Directors and the Compensation Committee who are either senior executive officers of the Company or chief executive officers of a subsidiary or division and who occupy a position essential to the successful operation of the Company and have completed five years of service (unless waived by the Compensation Committee and the Board).

     The Supplemental Retirement Plan provides that each participant, upon retirement on or after age 55, shall receive for 120 months a monthly supplemental retirement payment equal to 1/12th of the participant's average compensation multiplied by a percentage which varies linearly from a maximum twenty percent (20%) for a participant whose retirement occurs on or after age 65 to ten percent (10%) for a participant whose retirement occurs at age 55. The Supplemental Retirement Plan further provides that a participant, or his designated beneficiary in the event of death, whose employment terminates by reason of disability or death occurring on or after age 55 shall for 120 months receive a monthly supplemental payment. In the case of disability, such monthly supplemental disability payment shall equal 1/12th of the participant's average compensation multiplied by a percentage which varies linearly from a maximum of twenty percent (20%) for a participant whose disability occurs on or after age 65 to ten percent (10%) for a participant whose disability occurs at age 55. In the case of death, such monthly supplemental death payment shall be 1/12th of the participants average compensation multiplied by 20%. In the event of a change in control, any participant to whom a benefit becomes payable shall receive in a single lump sum cash payment the present value of the payments due under the Supplemental Retirement Plan.

     No benefit is payable if the participant's employment is terminated for any reason prior to age 55 or if the participant is terminated for Cause (as defined in the Supplemental Retirement Plan) after age 55. In addition, any participant whose employment is terminated by the Company within three years after a change in control (other than for Cause), or who terminates his employment with the Company for good reason (as defined in the Supplemental Retirement Plan) within three years after a change in control, shall receive in a single lump sum cash payment the present value of the supplemental retirement payments, calculated as if such participant had retired at age 65. As of September 7, 1994, a total of six (6) employees were participants in the Plan, including Mr. Wilkinson.

EMPLOYEE PROFIT SHARE PLAN

     Effective July 1, 1987, the Company instituted an incentive-based Employee Bonus Plan. This Employee Bonus Plan is a performance-based compensation plan that binds employees of the Company and the Company's design and construction and independent power subsidiaries to the objectives of profitability, productivity and performance. Payment under the Employee Bonus Plan is re-evaluated annually and made only at the discretion of management based upon current year Company profitability. Effective July 1, 1991, the Employee Bonus Plan was converted to a profit-share contribution to the CRSS 401(k) Savings and Investment Plan. All payments pursuant to this Plan are paid into the individual employee's 401(k) Savings and Investment Plan account. The amount paid into the individual employee's 401(k) Savings and Investment Plan account is based on a formula which takes into account the individual employee's fiscal year base salary.

STOCK OPTION PLANS

     There are currently non-qualified stock options ("NQSOs") outstanding under the Non-Qualified Stock Option Plan approved by stockholders in 1984 and terminated in 1989, except for options then outstanding, as well as incentive stock options ("ISOs") outstanding under the Incentive Stock Option Plan approved by stockholders in 1981 and also terminated in 1989, except for options then outstanding. In 1989, stockholders approved the Company's 1990 Long-Term Incentive Compensation Plan, under which 1,338,524 shares of Company Common Stock are reserved for distribution.

SUMMARY OF 1990 LONG-TERM INCENTIVE COMPENSATION PLAN

     The following summary of the 1990 Long-Term Incentive Compensation Plan (the "1990 LTIC Plan") does not purport to be complete and is qualified in its entirety by reference to the 1990 LTIC Plan attached hereto as Appendix A. Appendix A includes all proposed amendments to the 1990 LTIC Plan, the approval of which is being solicited pursuant to this Proxy Statement.

     The purpose of the 1990 LTIC Plan is to provide incentives to key employees of the Company and its affiliates and to other key individuals who perform services for these entities, including persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates (the "Participants"). The 1990 LTIC Plan is administered by the Long-Term Incentive Plan Administrative Committee or any successor thereto, which may delegate administrative responsibilities regarding Participants to persons who are not subject to Section 16 of the Exchange Act if so permitted by applicable law (together with any such delegate, the "LTIPA Committee"). The 1990 LTIC Plan provides for the granting of stock options (NQSOs and ISOs), stock appreciation rights ("SARs"), restricted stock awards, performance grants and other awards deemed by the LTIPA Committee to be consistent with the purposes of the 1990 LTIC Plan (collectively, "Awards," or individually, "Award"). Such Awards may be granted alone, or in conjunction with one or more other Awards, as determined by the LTIPA Committee.

     A maximum of 1,838,524 shares of Common Stock of the Company (which includes 500,000 shares subject to stockholder approval, see "Proposal
2 -- Proposal to Adopt Amendments to the 1990 LTIC Plan -- Amendment to Increase the Number of Shares Authorized for Issuance") may be issued under the 1990 LTIC Plan in the form, or upon the payment, of Awards, subject to appropriate adjustment by the LTIPA Committee in the event of a stock split, stock dividend, combination, subdivision or exchange of shares, recapitalization, merger, consolidation, reorganization or other extraordinary or unusual event. 1,156,376 of these shares already have been issued or are reserved for issuance in connection with the payment of Awards. Common Stock shares issued under the 1990 LTIC Plan have been and may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If any Common Stock shares issued under the 1990 LTIC Plan as unvested restricted stock or as stock subject to repurchase or forfeiture rights are retained or reacquired by the Company pursuant to such terms or rights, or if any Award terminates, expires unexercised, or is canceled, the Common Stock shares which would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new Awards.

     The LTIPA Committee has exclusive discretion (a) to select the Participants to whom Awards will be granted and to determine the type, size and terms of each Award, (b) to modify within certain limits the terms of any Award which has been granted, (c) to determine the time when Awards will be granted, (d) to establish or (subject to any required shareholder approval) modify performance goals, (e) to make any adjustments necessary or desirable as a result of the granting of Awards to Participants located outside the United States, and (f) to make all other determinations which it deems necessary or desirable in the interpretation and administration of the 1990 LTIC Plan. The LTIPA Committee has the authority to administer, construe and interpret the 1990 LTIC Plan, and its decisions are final, binding and conclusive. Persons eligible to receive Awards are key employees, as determined by the LTIPA Committee. The Company estimates that approximately 15 key employees are eligible to receive Awards under the 1990 LTIC Plan.

AWARDS UNDER THE 1990 LTIC PLAN

     Stock Options. Options are not transferable during the Participant's lifetime, with ISOs generally expiring not later than ten (10) years after the date on which they are granted and NQSOs expiring at such time as determined by the LTIPA Committee. See "Proposal 2 -- Proposal to Adopt Amendments to the 1990 LTIC Plan -- Amendment Authorizing Greater Flexibility in Exercisability Periods for NQSOs." Options shall become exercisable at such times and in such installments as the LTIPA Committee shall determine. The exercise price of an option may be less than, equal to or greater than the fair market value of the Common Stock shares subject to such option on the date of grant, as determined by the LTIPA Committee, but in no event will the exercise price be less than fifty percent (50%) (or one hundred percent (100%) with respect to ISOs) of the fair market value of the underlying Common Stock shares on the date of grant. Payment of the exercise price must be made in full at the time of exercise in cash, by tendering to the Company shares of Common Stock having a fair market value equal to the exercise price, by a combination thereof or by any other means that the LTIPA Committee deems appropriate (including, without limitation, the relinquishment of rights in one or more outstanding Awards). The 1990 LTIC Plan sets forth the maximum number of shares of Common Stock for which options may be granted to certain key employees during any fiscal year. See "Proposal
2 -- Proposal to Adopt Amendments to the 1990 LTIC Plan -- Amendment to Comply with Internal Revenue Code Section 162(m)."

     No option may be exercised unless the holder has been, at all times during the period from the date of grant through the date of exercise, employed by or performing services for the Company or one of its affiliates, provided that the LTIPA Committee may determine, subject to certain limitations required with respect to ISOs, that such exercise may be made for certain periods following the date on which a Participant ceases to be employed by or performing services for the Company or one of its affiliates by reason of a period of Related Employment (as defined in the 1990 LTIC Plan), retirement, disability, death or otherwise in the LTIPA Committee's discretion.

     Stock Appreciation Rights. A SAR may be granted alone, or in tandem with an option or other Award. A SAR that is related to another Award is exercisable only to the extent that such other Award is exercisable and then only during such period or periods as the LTIPA Committee may determine in its discretion. The 1990 LTIC Plan sets forth the maximum number of shares of Common Stock for which SARs may be granted to certain key employees during any fiscal year. See "Proposal 2 -- Proposal to Adopt Amendments to the 1990 LTIC Plan -- Amendment to Comply with Internal Revenue Code Section 162(m)."

     Upon exercise of a SAR, the holder must surrender the SAR and surrender unexercised any related option or other Award. At the election of the LTIPA Committee, the holder will receive in exchange cash or shares of Common Stock or other consideration, or any combination thereof, equal in value to the difference between the exercise price per share of the SAR, the related option or Award, as the case may be, and the fair market value per share on the last business day preceding the date of exercise, for each share subject to the SAR or option or other Award, or portion thereof, which is exercised.

     A Participant to whom an Award of an option or SAR is made shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such option or SAR until the date of issuance of the stock certificate for such shares upon payment of the exercise price or settlement of the SAR.

     Restricted Stock Award. A restricted stock award is an award of a given number of shares of Common Stock that may not be sold, pledged or otherwise disposed of, except by will or the laws of descent and distribution, for a period and in accordance with such other terms as may be specified by the LTIPA Committee (the "Restricted Period") unless otherwise determined by the LTIPA Committee. The Company generally has the option to repurchase or regain by forfeiture all or a portion of the shares, at such price as the LTIPA Committee shall have fixed, in cases where any applicable term has not been met, including cases where the Participant's continuous employment with or performance of services for the Company and its affiliates has terminated (except by reason of a period of Related Employment, as defined in the 1990 LTIC Plan).

     Prior to the expiration of the Restricted Period and the satisfaction of applicable terms, a Participant who has received a restricted stock award will have many of the rights of ownership of the shares of Common Stock included therein, including the right to vote and to receive dividends, subject, however, to the limitations imposed under the 1990 LTIC Plan during the Restricted Period.

     Performance Grants. At the time a performance grant is made, the LTIPA Committee will establish performance goals to be achieved during a specified period (the "Award Period"). The final value, if any, of a performance grant will be determined by the degree to which the performance goals have been achieved during the Award Period, subject to such adjustments as the LTIPA Committee may approve based on relevant factors. The LTIPA Committee may, in its discretion, make such adjustments in the computation of any performance goal as it may deem appropriate. The maximum value of an award may be established by the LTIPA Committee and may be a fixed dollar amount, an amount that varies from time to time based on the value of a share of Common Stock, or an amount that is determinable from other criteria specified by the LTIPA Committee. Performance grants may be issued in different classes or series, having different names, terms and conditions. The final value of an Award may vest over a period of time determined by the LTIPA Committee after the final value is determined. Notwithstanding the foregoing, the LTIPA Committee may limit its discretion with respect to specific performance grants, or impose other requirements with respect to specific performance grants, in order to take advantage of certain tax benefits related to compensation in the form of performance grants. See "Proposal 2 -- Proposal to Adopt Amendments to the 1990 LTIC Plan -- Amendment to Comply with Internal Revenue Code Section 162(m)."

     The rights of a Participant in a performance grant will be provisional and may be canceled or paid in whole or in part, as determined by the LTIPA Committee, if the Participant's continuous employment with or performance of services for the Company and its affiliates terminates during the Award Period, except by reason of a period of Related Employment.

     The LTIPA Committee generally will determine the value of a performance grant as soon as practicable after the end of the Award Period or upon the earlier termination of the Participant's employment or performance of services including by reason of death, disability or retirement. The LTIPA Committee may, however, determine the value of the performance grant and pay it out at any time during the Award Period.

     Payment. Payment of an Award such as a performance grant may be made in cash, shares of Common Stock or other consideration (for example, Company securities or securities of Company affiliates, such as debentures, preferred stock, warrants, securities convertible into shares of Common Stock or other property, or a combination thereof), and in accordance with such terms as are determined by the LTIPA Committee. Deferred payments may be made in installments with a return calculated on the basis of one or more investment equivalents, as determined by the LTIPA Committee in its discretion. In addition, a Participant may elect to defer receipt of shares under a restricted stock award or of amounts payable under a performance grant award under the Senior Management Deferred Compensation Plan.

     Market Value. On September 7, 1994, the closing sale price of the Company's Common Stock, as reported on the New York Stock Exchange Composite Tape, was $10.75 per share.

ADDITIONAL INFORMATION

     Under the 1990 LTIC Plan, if there is any change in the outstanding shares of Common Stock by reason of any stock split, stock dividend, combination, subdivision or exchange of shares, recapitalization, merger, consolidation, reorganization or other extraordinary or unusual event, the LTIPA Committee may direct appropriate changes in the number or kind of securities that may be issued under the 1990 LTIC Plan, in the number or kind of securities subject to, or the exercise price under, any outstanding option, in the number or kind of securities which have been awarded as restricted stock or in the repurchase option price relating thereto, in the number or value of performance grants, in the number or value of any other Award, or in any measure of performance of any Award. In addition, the LTIPA Committee has the discretion to make appropriate changes in some or all Awards, consistent with the purposes of the 1990 LTIC Plan, including replacement or exchanges of Awards and the relinquishment of one Award for another Award, and to make appropriate upward or downward adjustments in Awards (for example, based upon job changes or transfers between units of the Company), without the consent of Award holders under certain circumstances.

     The LTIPA Committee also may determine to grant an Award in conjunction with deferral of a Participant's compensation, and in such case, the LTIPA Committee may provide that amounts be (a) forfeited to the Company and/or to other holders of Awards under certain circumstances (including, without limitation, certain types of termination of employment or performance of services), (b) subject to increase or decrease in value based upon specified performance measures and/or (c) credited with income equivalents until the date or dates of payment of the Award.

     The LTIPA Committee may permit a Participant to elect to pay taxes required to be withheld with respect to an Award in any appropriate manner (including, without limitation, by the surrender to the Company of shares of Common Stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award).

     Generally, a Participant's rights and interest under the 1990 LTIC Plan may not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a Participant's death, or pursuant to a qualified domestic relations order), including, without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

     The 1990 LTIC Plan was adopted and approved by the Company's stockholders on October 26, 1989 and was made effective as of the date of such adoption and approval and will terminate on October 29, 1999, unless extended for up to an additional five (5) years by action of the Board of Directors of the Company. The Board of Directors may amend the 1990 LTIC Plan at any time and from time to time for any purpose consistent with the goals of the 1990 LTIC Plan, but no such amendment shall be effective unless and until the same is approved by the stockholders of the Company where the absence of stockholder approval would adversely affect the compliance of the 1990 LTIC Plan with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable law or regulation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND SARS

     Tax counsel for the Company has advised that under current law the principal federal income tax consequences to Participants and their employers of options granted under the 1990 LTIC Plan should generally be as set forth in the following summary. (For purposes of this discussion, the term "employer" shall be deemed to include the employer of an employee optionee and the taxpayer for whom a non-employee optionee performs services.)

     An individual to whom a NQSO (which is treated as an option for federal income tax purposes) is granted will recognize no income at the time of the grant of such option. When such optionee exercises such NQSO, he will recognize ordinary compensation income equal to the difference, if any, between the fair market value of the shares of Common Stock he receives upon exercise and the exercise price for such shares. If, however, such shares are subject to a substantial risk of forfeiture and transfer restrictions, as will be the case in respect of such shares issued to persons who are subject to liability under
Section 16(b) of the Exchange Act, income will not be recognized until such time as the substantial risks of forfeiture and restrictions (such as Section 16(b) restrictions) terminate and the amount of such income will be based upon the fair market value of such shares at such time. In addition, any dividends paid on such shares that are subject to Section 16(b) restrictions will be taxable as ordinary compensation income. By filing an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), no later than thirty (30) days after the date of transfer of such shares (a "Section 83(b) election"), a person subject to liability under Section 16(b) of the Exchange Act or whose shares are subject to other substantial risks of forfeiture and transferability restrictions may elect to be taxed at the time of exercise of such option.

     The tax basis of such shares to such optionee will be equal to the exercise price paid plus the amount includable in his gross income under the foregoing notes, and his holding period for such shares will commence on the day on which he recognizes taxable income with respect to such shares or, if he has made a
Section 83(b) election, on the date after such shares are transferred.

     Subject to the applicable provisions of the Code and regulations thereunder, the employer of such optionee will be entitled to a federal income tax deduction in respect of NQSOs in an amount equal to the ordinary income recognized by such optionee and in such employer's taxable year in which ends the taxable year for which the optionee recognizes such income. Any compensation includable in the gross income of an employee in respect of a NQSO will be subject to appropriate federal income and employment taxes and withholding.

     An employee to whom an ISO which qualifies under Section 422A of the Code is granted should recognize no income at the time of grant or at the time of exercise of such option. No federal income tax deduction will be allowable to such optionee's employer upon the grant or exercise of such option. However, upon the exercise of an ISO, the excess of the fair market value of the shares of Common Stock received over the exercise price will be treated as an "item of tax preference" to such optionee, includable in the alternative minimum taxable income of such optionee in the year of exercise, and such amount will be added to the tax basis of such shares for purposes of determining alternative minimum taxable income in the year or years such shares are sold. When such optionee sells such shares more than one (1) year after the date of transfer of such shares and more than two (2) years after the date of grant of such ISO, he will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of such shares and the exercise price. If such optionee does not hold such shares for this period, when he sells such shares he will recognize ordinary compensation income equal to the lesser of the difference, if any, between (a) the fair market value of such shares on the date of exercise and the exercise price, or (b) the sales price and the exercise price. In addition, such optionee will recognize capital gain or loss, short or long-term, as the case may be, in an amount equal to the difference, if any, between the amount recognized by such optionee upon the sale of such shares and the sum of the exercise price plus the amount of ordinary compensation income, if any, recognized by such optionee. Subject to applicable provisions of the Code and regulations thereunder, such optionee's employer will be entitled to a federal income tax deduction in the amount of such ordinary compensation income and in such employer's taxable year in which ends the taxable year for which the optionee recognizes such income.

     An individual to whom an SAR is granted, whether alone or in tandem with an option or other Award, will recognize no income at the time of the grant. Further, no federal income tax deduction will be allowable to the individual's employer upon the grant of the SAR.

     Upon the exercise of an SAR by an individual not subject to Section 16(b) of the Exchange Act, the fair market value of cash, shares of Common Stock, or other consideration received will be considered compensation income to the individual subject to the appropriate federal income and employment taxes and withholding, and the individual's employer will be entitled to a federal income tax deduction in an equal amount similar to the notes set forth above in connection with NQSOs.

     An individual who is subject to Section 16(b) of the Exchange Act and who receives cash or property on exercise of an SAR other than Common Stock or other property subject to Section 16(b) is taxable at the same time and in the same amount as if he were not subject to Section 16(b). However, if the individual receives Common Stock or other property subject to Section 16(b) upon the exercise of an SAR, he will not be considered as having received compensation until the six (6) month restriction on stock sales, mandated by Section 16(b), lapses. Similarly, the individual's employer is not entitled to a corresponding federal income tax deduction until the end of the six (6) month restriction (or later). However, the individual may make a Section 83(b) election within thirty
(30) days after the transfer of the shares (as described above for options) to treat the Common Stock subject to Section 16(b) as taxable upon receipt. If the election is made, the tax treatment of the individual will be the same as the tax treatment for an individual who is not subject to Section 16(b).

     The discussion set forth above does not purport to be a complete analysis of all potential tax effects relevant to recipients of options or their employers and does not address Awards other than options. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

BENEFIT TRUST

     The Company has authorized the establishment of a trust in order to secure payment of certain obligations of the Company to the participants in the Senior Management Deferred Compensation Plan, the Supplemental Executive Retirement Plan and the Senior Executive Officer Early Retirement Plan, the Non-Qualified Stock Option and Incentive Stock Option Plans, and to Mr. Wilkinson with respect to his employment agreement, in the event of a change in control or a potential change in control. The Company is to deliver to a trustee an irrevocable letter of credit in the initial amount of $1,000,000 in order to pay obligations due under such plans and agreements and certain litigation costs in the event that after a change in control the Company refuses to pay a claim.

                                 PROPOSAL NO. 2

               PROPOSAL TO ADOPT AMENDMENTS TO THE 1990 LTIC PLAN

AMENDMENT TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

     The Board of Directors has approved an increase of 500,000 shares in the number of shares of Common Stock authorized for issuance under the 1990 LTIC Plan and is recommending this increase to stockholders for their approval. If approved by the stockholders, the number of shares authorized for grant under the 1990 LTIC Plan would be increased from 1,338,524 shares to 1,838,524 shares.

     As of September 7, 1994, under the 1990 LTIC Plan, options to purchase 1,029,856 shares of Common Stock were outstanding, 143,710 shares had been issued previously pursuant to grants or exercises of options, and 17,190 shares had lapsed, and thus, before giving effect to the proposed increase recommended for approval at this Annual Meeting, only 182,148 shares of Common Stock remained as authorized and available for issuance under the 1990 LTIC Plan.

     The Board of Directors believes that the number of shares currently authorized and available for grant under the 1990 LTIC Plan is not sufficient to meet the needs of the Company's long-term incentive compensation program. The 1990 LTIC Plan, by providing stock options and other Awards, is the principal incentive compensation tool used by the Company to motivate key individuals to create long-term value for stockholders. The Plan is also essential in attracting and retaining experienced officers and employees. The Board believes that providing key individuals with the opportunity to participate in an increase in stock value is in the best interest of the Company because it encourages equity ownership by management, and therefore more closely aligns management's interests with those of all stockholders.

AMENDMENT AUTHORIZING GREATER FLEXIBILITY IN EXERCISABILITY PERIODS FOR NQSOS

     The Board of Directors has approved and recommends to the stockholders their approval of, an amendment to the 1990 LTIC Plan conferring upon the Long-Term Incentive Plan Administrative Committee (the "LTIPA Committee") the flexibility to determine without limitation the period of exercisability for NQSOs issued under the 1990 LTIC Plan. Currently, the exercisability period for NQSOs is limited to ten (10) years or less.

     Among the various awards which may be granted under the 1990 LTIC Plan are NQSOs and ISOs. NQSOs do not offer the tax advantages to employees associated with ISOs and, accordingly, are not subject to certain limitations that apply to ISOs. One such limitation upon ISOs is the requirement that the exercisability period must be ten (10) years or less. This limitation does not apply to NQSOs. The proposed amendment is part of an effort by the Board to remove limitations from NQSOs that are only required to be applied to ISOs. This effort clarifies the distinction between NQSOs and ISOs and thus enables the Company to take advantage of, to the fullest extent possible, the opportunities afforded by each type of stock option.

AMENDMENT TO COMPLY WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code, as amended (the "Code"), added by the Revenue Reconciliation Act of 1993, prevents a publicly held corporation from deducting against its income compensation paid either to its chief executive officer or any one of its four other highest paid officers in excess of $1,000,000 ("Key Officers"), subject to certain specified exceptions. One such exception from the deduction limit set by Section 162(m) is available for certain performance-based compensation. The specific proposed requirements of the performance-based compensation exception are set forth in the proposed regulations under Section 162(m). Certain amendments to the 1990 LTIC Plan are needed to conform the Plan to those requirements.

     The LTIPA Committee, which administers the LTIC Plan, is currently composed of three (3) outside directors. Section 162(m) requires that performance goals be determined by a committee composed solely of two (2) or more outside directors. Accordingly, the Board of Directors has approved, and recommends to the stockholders, an amendment to the 1990 LTIC Plan requiring that all members of the LTIPA Committee be outside directors.

     Under the 1990 LTIC Plan, the LTIPA Committee may award a performance grant, which is an award that entitles the participant to a specified amount, determined by the LTIPA Committee, if certain terms and conditions specified in the Plan or the award are satisfied. The Board of Directors has approved, and recommends to the stockholders, an amendment providing that the LTIPA Committee, in its discretion, shall establish performance goals applicable to performance grants granted to participants who, in the judgment of the LTIPA Committee, are Key Officers, in such a manner as is intended to cause the performance grants to be excluded from the deduction limit, and that the LTIPA Committee shall, in its discretion, otherwise satisfy any other requirements necessary to permit such performance grants to be excluded from the deduction limit.

     NQSOs, ISOs and SARs also may be awarded by the LTIPA Committee pursuant to the 1990 LTIC Plan. In order that such awards will be deemed to fall within the performance-based compensation exception to the deduction limit, the Board of Directors has approved, and recommends to the stockholders, that the 1990 LTIC Plan be amended to provide that no Key Officer shall receive NQSOs, ISOs or SARs with respect to more than 100,000 shares of Common Stock in any fiscal year.

AMENDMENT TO PROVIDE FOR REIMBURSEMENT OF CERTAIN EXCISE TAXES

     Section 4999 of the Code imposes a twenty percent (20%) excise tax (the "Excise Tax") on amounts in the nature of compensation received by certain employees as a result of a change in the ownership or effective control of a company, or a change in the ownership of a substantial portion of the assets of a company (defined in Section 280G(b) of the Code as "parachute payments"). This Excise Tax is imposed if a parachute payment exceeds three (3) times the applicable person's "base amount" (defined in Section 280G(b) of the Code as annualized compensation over the previous five years.)

     The LTIC Plan provides for the acceleration of vesting of all Awards granted under the 1990 LTIC Plan upon any Change in Control (as defined in the 1990 LTIC Plan). Certain Changes in Control would constitute a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, for purposes of the Code's definition of a parachute payment. In such cases, the resulting acceleration of vesting of an Award may, under some circumstances, result in an "excess parachute payment" (defined in Section 280G(b) of the Code), which is subject to the Excise Tax. The Board of Directors believes that the imposition of an Excise Tax in this situation unfairly prevents the applicable participant in the 1990 LTIC Plan from receiving the full benefits to which he is entitled under the 1990 LTIC Plan. Accordingly, the Board has approved, and recommends to the stockholders, an amendment to the 1990 LTIC Plan requiring the Company to reimburse any participant in the 1990 LTIC Plan for any Excise Taxes imposed on such participant as the result of a Change in Control.

GENERAL

     Each of the executive officers of the Company is eligible to participate in the 1990 LTIC Plan.

     A majority vote of the holders of common stock represented at the Annual Meeting in person or by proxy and entitled to vote is required to adopt the proposed amendments to the 1990 LTIC Plan. For the reasons set forth above, the Board recommends to the stockholders the adoption of all of the proposed amendments.

                             SELECTION OF AUDITORS

     During the past fiscal year, the Audit Committee recommended and the Board of Directors selected the firm of Ernst & Young to serve as the independent auditors of the Company for the year ended June 30, 1994.

     It is the intention of the Board to select independent auditors during fiscal year 1995. Since ratification of the appointment of auditors is not required as a matter of state or federal law or by the rules of the New York Stock Exchange, the Board will not request at this time, or subsequently during fiscal year 1995, ratification by the Company's Stockholders of such selection.

     So far as is known to Management of the Company, neither the firm of Ernst & Young nor any of its members has any direct or material indirect financial interest in the securities of the Company. Representatives of Ernst & Young will be present at the annual meeting, with the opportunity to make a statement if they so desire and also to be available to respond to appropriate questions.

                             STOCKHOLDERS PROPOSALS

     Stockholders complying with Rule 14a-8, Securities Exchange Act of 1934, desiring to present an appropriate resolution to the 1995 Annual Meeting of Stockholders must furnish the proposed resolution at the Company no later than May 24, 1995, for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.

                                 OTHER BUSINESS

     Management of the Company knows of no matters expected to be presented at the annual meeting other than those described above; however, if other matters are properly presented at the meeting for action, it is intended that the persons named in the accompanying form of Proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors,

                                          Timothy R. Dunne, Secretary

Houston, Texas
September 21, 1994

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1994, AS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES AND EXCHANGE ACT OF 1934, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, BUT EXCLUDING THE EXHIBITS THERETO. EXHIBITS WILL BE MADE AVAILABLE UPON RECEIPT OF PAYMENT BY CRSS INC. FOR REIMBURSEMENT OF THE COMPANY'S REASONABLE EXPENSES FOR FURNISHING SUCH EXHIBITS. WRITTEN REQUESTS FOR COPIES OF THE REPORT SHOULD BE DIRECTED TO THE ATTENTION OF MR. TIMOTHY R. DUNNE, SECRETARY, CRSS INC., 1177 WEST LOOP SOUTH, SUITE 800, HOUSTON, TEXAS 77027-9096.

                                                                      APPENDIX A

                                   CRSS INC.

                         1990 LONG-TERM INCENTIVE PLAN

     1. Purpose. The purpose of the 1990 Long-Term Incentive Plan (the "Plan") is to advance the interests of CRSS Inc. (the "Company") and its shareholders by providing incentives to certain key employees of the Company and its affiliates and to certain other key individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates.

     2. Administration. The Plan shall be administered solely by the Long-Term Incentive Plan Administrative Committee (the "Committee") of the Board of Directors (the "Board") of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to Section 16 of the Exchange Act (or any successor provision). The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. No member of the Committee shall be eligible or have been eligible within one year prior to his appointment to receive awards under the Plan ("Awards") or to receive awards under any other plan, program or arrangement of the Company or any of its affiliates if such eligibility would cause such member to cease to be a "disinterested person" under Rule 16b-3; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, one or more members of the Committee may cease to be "disinterested persons."

     The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination, which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.

     3. Participation.

     (a) Affiliates. If an Affiliate (as hereinafter defined) of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees or other key individuals performing services for it. As used herein, the term "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest or which has a substantial direct or indirect equity interest in the Company, as determined by the Committee in its discretion.

     An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it, except as may be approved by the Committee in its discretion.

     (b) Participants. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing services for the Company, including consultants or independent contractors and others who perform services for the Company and its Affiliates, who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No director of the Company, unless he is an employee of the Company or is an officer or director of an Affiliate, shall be eligible to receive an Award under the Plan. In no event may a corporation be eligible to receive an award under the Plan.

     4. Awards under the Plan.

     (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights,"
(iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Non-Qualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Non-Qualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property, and other types of securities including, but not limited to, those of the Company or an Affiliate, or any combination thereof ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee. Without limiting the generality of the foregoing, the Committee is authorized to grant Awards that do not comply with the requirements of Rule 16b-3, except to the extent the grant of such Awards adversely affects the compliance of the Plan with Rule 16b-3.

     (b) Maximum Number of Shares that May be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 1,838,524 Common Shares, subject to adjustment as provided in Paragraph 15. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards to the extent permitted by Rule 16b-3.

     (c) Rights with respect to Common Shares and Other Securities.

          (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other event of the kind described in Paragraph 15, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Committee in its discretion, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

          (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

          (iii) For purposes of the Plan, and only with respect to Common Shares, the term "fair market value" on any date shall mean (A) if the Common Shares are listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Shares, as published in the "Wall Street Journal" or, if there is no trading of the Common Shares on such date, then the closing price of the Common Shares on the next preceding date on which there was trading in such shares; (B) if the Common Shares are not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Shares on such date, as furnished by the National Association of Securities Dealers, Inc., through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or
     (C) if the Common Shares are not listed or admitted to trade on a national securities exchange or national market system and if bid and asked prices for the Common Shares are not so furnished through NASDAQ or a similar organization, the value established by the Committee for purposes of granting stock options under the Plan. In addition to the above rules, fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     5. Stock Options. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

     (a) The option price may be less than, equal to, or greater than, the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, but in no event will such option price be less than 50% of the fair market value of the underlying Common Shares at the time the Option is granted; provided, however, that in the case of an Option granted retroactively in tandem with or as a substitution for another Award, the option price shall be not less than 50% of the fair market value of the underlying Common Shares on the date of such other Award; and provided further that in the case of an Incentive Stock Option granted to an eligible employee of the Company, the option price shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, or if granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall not be less than 110% of such fair market value at the time the Option is granted.

     (b) The Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

     (c) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or (with respect to Non-Qualified Stock Options) pursuant to a qualified domestic relations order, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his death.

     (d) The Option shall not be exercisable:

          (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Incentive Stock Option, after the expiration of ten years from the date it is granted. Any Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

          (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

          (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the day 3 months before the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended or any successor statutory provision thereto (the "Code"), is applicable, except that

             (A) in the case of any Non-Qualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employ-ment, exercise the Non-Qualified Stock Option as if he continued such employment or performance of service; or

             (B) in the case of any Non-Qualified Stock Option, if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

             (C) in the case of any Non-Qualified Stock Option, if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Option which has not expired and has not been fully exercised, such person or his executors, administrators, heirs, or distributees, as the case may be, may exercise the Option at any time during the period, if any, which the Committee approves (but not beyond the expiration of the Option) following the date he (or the decedent, as applicable) ceased such employment or performance of services with respect to any shares as to which he (or the decedent, as applicable) could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

             (D) if any person to whom an Incentive Stock Option has been granted shall die or shall cease his employment or performance of services by reason of disability (as defined in Paragraph 12) while holding such an Option which has not expired and has not been fully exercised, he or his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such shorter period determined by the Committee) after the date of death or cessation of employment due to disability (but in no event after such Option has expired), exercise such Option with respect to any shares as to which he (or the decedent if applicable) could have exercised such Option at the time of his death or cessation of employment due to disability, or with respect to such greater number of shares as determined by the Committee.

     (e) In the case of an Incentive Stock Option, the amount of aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to Subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

     (f) It is the intent of the Company that Non-Qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Agreements providing Non-Qualified Stock Options shall provide that such Options are not "incentive stock options" for the purposes of Section 422 of the Code.

     (g) No person shall receive Stock Options under this Plan with respect to more than 100,000 shares of Common Stock in any fiscal year.

     (h) Upon the exercise of an outstanding Option, the Committee may require that the grantee receive cash or other property, as opposed to Common Shares; provided, however, that the cash or other property must be of equivalent value of the Common Shares subject to such Option.

     6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

     (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

     (b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his death.

     (c) The Award of Stock Appreciation Rights shall not be exercisable:

          (i) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights that are attached to an Incentive Stock Option, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during its term only at such time or times and in such installments as the Committee may establish;

          (ii) unless (and then only to the extent) the Option or other Award to which the Award of Stock Appreciation Rights is attached, if any, is at the time exercisable; and

          (iii) unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the day 3 months before the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Award of Stock Appreciation Right in a transaction to which Section 424(a) of the Code is applicable, except that

             (A) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services; or

             (B) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

             (C) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person or his executors, administrators, heirs or distributees, as the case may be, may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Committee approves (but in no event after the Award of Stock Appreciation Rights expires) following the date he (or the decedent, if applicable) ceased such employment or performance of services with respect to any shares as to which he (or the decedent, if applicable) could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

             (D) if any person to whom an Award of Stock Appreciation Rights that is attached to an Incentive Stock Option has been granted shall die or shall cease his employment or performance of services by reason of disability (as defined in Paragraph 12) while holding such an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, he or his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such shorter period determined by the Committee) after the date of death or cessation of employment due to disability (but in no event after such Award of Stock Appreciation Rights has expired), exercise such Award of Stock Appreciation Rights with respect to any shares as to which he (or the decedent, if applicable) could have exercised such Award of Stock Appreciation Rights at the time of his death or cessation of employment due to disability, or with respect to such greater number of shares as determined by the Committee.

     (d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of Subparagraph 6(c)(iii)(D) hereof) to exercise such Award or to surrender unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares having an aggregate value equal to the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be) per share, times the number of shares subject to the Award of Stock Appreciation Rights or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right or the surrender of the unexercised Option (or other Award) to which the Stock Appreciation Right is attached, by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

     (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Subparagraph 6(d) hereof.

     (f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof, a cash or other adjustment shall be made as determined by the Committee in its discretion.

     (g) No person shall receive Stock Appreciation Rights with respect to more than 100,000 shares of Common Stock in any fiscal year.

     7. Restricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

     (a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

     (b) Common Shares issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option, at the Committee's discretion, to repurchase the shares subject to the Award at such price as the Committee shall have fixed or to provide for forfeiture to the Company of the shares subject to the Award, which option or forfeiture may be exercisable (i) if the participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason, except solely by reason of a period of Related Employment as defined in Paragraph 14, or except as otherwise provided in Subparagraph 7(c), prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such forfeiture option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option or forfeiture shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter, except as otherwise determined in the Committee's discretion. Each certificate for Common Shares issued pursuant to a Restricted Stock Award shall bear an appropriate legend referring to the foregoing repurchase option or forfeiture and other restrictions and to the fact that the shares are partly paid, shall be deposited by the award holder with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Common Shares in contravention of the foregoing repurchase and forfeiture options and other restrictions shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased or forfeited pursuant to the repurchase option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. All certificates for shares of Common Shares delivered under the Plan also shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Shares are then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (c) If a participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the

Committee may determine to cancel the repurchase option or forfeiture (and any and all other restrictions) on any or all of the Common Shares subject to such Award; and the repurchase option or forfeiture shall become exercisable at such time as to the remaining shares, if any.

     8. Performance Grants. The Award of a Performance Grant ("Performance Grant") to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. The Committee may grant Performance Grants either alone, or in conjunction with an Award of Stock Appreciation Rights, Restricted Stock, Options or other Awards. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

     (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of a Common Share, Other Company Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

     (b) The award period ("Award Period") in respect of any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Without limiting the generality of the foregoing, it is intended that the Committee, in its discretion, shall establish performance goals applicable to Performance Grants granted to participants who, in the judgment of the Committee, may be Covered Employees (within the meaning of Section 162(m)(3) of the Code), in such a manner as shall permit payments with respect thereto to qualify as "Performance-Based Compensation" as described in Section 162(m)(4)(C) of the Code, and that the Committee shall otherwise satisfy any other requirements necessary to permit such payments to qualify as "Performance-Based Compensation."

     (c) The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

     (d) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company and its Affiliate shall terminate for any reason prior to the end of the Award Period, except solely by reason of a period of Related Employment as defined in Paragraph 14.

     (e) The Committee shall determine whether the conditions of Subparagraph 8(a) or 8(b) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

          (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

          (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which event a complementary portion of the Associated Award may be permitted to continue in effect in accordance with its terms, as determined by the Committee.

     Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

     9. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not, among other determinations as the Committee deems appropriate, such deferred amounts may be:

          (i) forfeited to the Company or to other participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates),

          (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

          (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     10. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion. In addition, a participant may elect to defer payment of all or any portion of the amounts or property payable under an Award pursuant to the provisions of the Senior Management Deferred Compensation Plan.

     11. Amendment or Substitution of Awards under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Option Price of an Option or exercise price of an Award of Stock Appreciation Rights); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender all or part of outstanding Awards in order to exercise or realize the rights under other Awards, or to exchange for the grant of new Awards, or require holders of Awards to surrender all or part of outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

     12. Disability. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability, if the Committee shall determine that he is permanently and totally disabled within the meaning of
Section 22(e)(3) of the Code.

     13. Termination of a Participant. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment by or the performance of services for the Company or an Affiliate, provided that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence, shall not be deemed such a termination.

     14. Related Employment. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company or an Affiliate.

     15. Dilution and Other Adjustments. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, liquidation, rights offering, share offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

     16. Designation of Beneficiary by Participant. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.

     17. Change in Control.

     (a) Upon any Change in Control:

          (i) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately:

          (ii) except with respect to Subparagraph 7(b)(ii), all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the participants entitled thereto; and

          (iii) for Awards based primarily on the measure of performance of the Company as a whole, all Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Award payable shall be the portion of the maximum possible Award allocable to the portion of the Award Period that had elapsed and the results achieved during such portion of the Award Period. For Awards based primarily on the measure of performance of the participant of one or more of the Company's subsidiaries, divisions, or units, but not the Company as a whole, the effect on the Award Period and amount of Award payments, if any, in the event of a Change in Control, shall be as indicated by the terms of the Performance Grant Award.

     (b) For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

          (i) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as hereinafter defined), are elected within any single 24-month period to serve on the Board of Directors; or

          (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

          (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under subparts (i), (ii) or
     (iii) of this Subparagraph 17(b)), consolidation, liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to subpart (i) of this Subparagraph 17(b) solely because 25 percent or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Section 17, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder, as in effect on June 30, 1989; and the term "Incumbent Board" shall mean (A) the members of the Board of Directors of the Company on November 1, 1989, to the extent that they continue to serve as members of the Board of Directors, and (B) any individual who becomes a member of the Board of Directors after November 1, 1989, if his election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

     (c) If, as a result of a Change in Control, a participant is no longer employed by or performing services for the Company and Awards held by the participant are deemed "excess parachute payments," as that term is defined in
Section 280G(b) of the Code, the Company will reimburse the participant for any excise taxes imposed on such "excess parachute payments" pursuant to Section 4999 of the Code.

     18. Miscellaneous Provisions.

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any participant at any time and for any reason is specifically reserved.

     (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

     (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act (or, with respect to Incentive Stock Options, under Section 422 of the
Code), a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution, or (with the exception of Incentive Stock Options and Awards attached to an Incentive Stock Option) pursuant to a qualified domestic relations order, and shall be exercisable during the participant's lifetime only by him (except to the extent it is transferred pursuant to a qualified domestic relations order).

     (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other, applicable requirements.

     (e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provisions shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3; provided, however, that nothing herein shall prevent the Committee from amending an Award granted hereunder in a manner that causes such Award not to comply with Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to Section 16 of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other participants.

     (f) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

     (g) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an Affiliate;

          (i) if such Award results in payment of cash to the participant, such Affiliate shall pay to the Company an amount equal to such cash payment unless the Committee shall otherwise determine in its discretion;

          (ii) if the Award results in the issuance by the Company to the participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall, unless the Committee shall otherwise determine in its discretion, pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such shares, other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof, all as the Committee shall determine in its discretion; and

          (iii) the foregoing obligations of any such Affiliate entity shall survive and remain in effect and binding on such entity even if its status as an Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and the entity.

     (h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

     (i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken by the Company, the Board or the Committee or its delegates.

     (j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

     (k) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

     (l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

     (m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

     19. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 11.

     20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan; or

     (b) ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Paragraph 21 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

     No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11. After termination of the Plan, no further Awards may be granted.

     21. Shareholder Adoption. The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or before November 1, 1990, or at any adjournment thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of Delaware and the applicable Federal securities laws.

- - --------------------------------------------------------------------------------

        CRSS INC. -- PROXY -- THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Bruce W. Wilkinson and Thomas A. Bullock, and each of them as proxies, with power of substitution, to vote all Common Stock of CRSS Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 1177 West Loop South, Lobby Level, Houston, Texas on October 27, 1994, at 9:30 a.m., Houston, Texas time, or any adjournment thereof.

           THE BOARD OF DIRECTORS RECOMMENDS YOUR VOTE FOR ALL PROPOSALS.

        1. Election of Directors
            / / FOR all nominees listed below                  / / WITHHOLD AUTHORITY
               (except as marked to the contrary below)           (to vote for all nominees listed below)

        Bruce W. Wilkinson; Thomas A. Bullock; C. Herbert Paseur; Mike A. Myers;
                  John M. Seidl; Ben R. Stuart; and Larry E. Temple

        INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEE(S) LISTED ABOVE, STRIKE A LINE THROUGH THE SPECIFIC NAME OR NAMES IN THE LIST ABOVE.

        2. Proposal to adopt amendments to the 1990 Long-Term Incentive Compensation Plan.
                 / / FOR           / / AGAINST           / / ABSTAIN

        3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                             (Continued on Reverse Side)
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL TO ADOPT AMENDMENTS TO THE 1990 LONG-TERM INCENTIVE COMPENSATION PLAN.

                                            PLEASE DATE AND SIGN BELOW:

                                            DATED:....................., 1994

                                             ................................
                                                       (Signature)

                                             ................................
                                                       (Signature)

                                            (Please sign as your name appears
                                            hereon. When signing as attorney,
                                            executor, administrator, trustee
                                            or guardian, please give full
                                            title.)

   (PLEASE RETURN THIS SIGNED PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE.)

- - --------------------------------------------------------------------------------